Exhibit 99.1

OneMain Holdings Updates Full Year 2019 Financial Outlook and
Highlights Key Takeaways to be Presented at 2019 Investor Day

EVANSVILLE, Ind.--(BUSINESS WIRE)-In advance of its Investor Day presentation taking place today, OneMain Holdings, Inc. (NYSE: OMF) is updating its full year 2019 financial outlook, including:

•	Portfolio yield of approximately 24%;

•	Net charge-off ratio of approximately 6.1%;

•	Operating expense growth of approximately 3%;

•	C&I adjusted net income between $875 million and $900 million;

•	C&I ending net finance receivables growth between 12 and 14%; and

•	Net tangible leverage of 6.0x and tangible leverage between 6.1x and 6.3x.

The company also announced its expectation to increase its regular dividend and begin paying special dividends twice per year, beginning in 2020, subject to board approval.

“We have an incredibly stable and resilient business that provides great customer value and generates superior returns,” said Doug Shulman, President and CEO of OneMain. “At our Investor Day we will highlight our unique competitive advantages in serving the non-prime customer. We will also discuss the initiatives we have underway, which we believe will further enhance OneMain’s financial performance and drive even greater shareholder value over the long term.”

Financial Outlook

Members of OneMain’s executive management team will provide an in-depth view of its long-term plans, core competitive advantages and key strategic initiatives at today’s Investor Day, including its investment initiatives and incremental drivers of the company’s profitability.

Management will also provide an overview of the company’s operating framework, which assumes the company’s current business model and stable market conditions relative to 2019:

•	Portfolio yield around 24%;

•	Net charge-off ratio of between 6 and 7%;

•	Operating expense growth, net of investment in the business, between approximately 3 and 5%;

•	C&I ending net finance receivables growth between 5 and 10%; and

•	Net tangible leverage, excluding the anticipated impact from CECL, between 5 and 7x.

Performance through Changing Economic Conditions

Management will review the results of OneMain’s economic stress testing, which indicated that the company expects to remain profitable in an 2008/2009-type stress scenario, based on internal management assumptions, the company’s current business model and historical net charge-off levels.

Webcast Information

As previously announced, today’s Investor Day presentation will be available as a live webcast on OneMain’s investor relations website at http://investor.onemainfinancial.com. Presentations will begin at approximately 8:30 am Eastern time. A copy of the presentation will be posted to the investor relations website immediately following the conclusion of the event, and an audio replay will become available approximately two hours following the event’s completion.

Cautionary Note Regarding Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent only management’s current beliefs regarding future events. By their nature, forward-looking statements are subject to risks, uncertainties, assumptions and other important factors that may cause actual results, performance or achievements to differ materially from those expressed in or implied by such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date on which they were made. We do not undertake any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events or performance, including certain projected financial results for full-year 2019, and underlying assumptions and other statements related thereto.
The only financial projections we are disclosing relate to the full-year 2019 period. Past performance is not necessarily indicative, or a guarantee, of future results, and there can be no assurance that our strategies will be successful or that we will realize any of our projected financial results for 2019 or other business goals.
No other information provided herein is intended to be, or should be construed as, guidance or financial projections. The long-term operating framework is based on management’s estimates and assumptions for internal strategic planning purposes and does not constitute guidance or financial projections and should not be regarded or relied on as such. The long-term operating framework also assumes no changes to the current business operating model and stable market conditions relative to 2019. Both the financial projections and internal long-term operating framework reflect numerous judgments, estimates and assumptions that are inherently uncertain.
While we intend to pay regular quarterly dividends for the foreseeable future and anticipate paying special dividends from excess capital from time to time, all subsequent dividends will be reviewed periodically and declared at the discretion of our board of directors and will depend on many factors, including our financial condition, earnings, cash flows, capital requirements, level of indebtedness, statutory and contractual restrictions applicable to the payment of dividends, and other considerations that our board of directors deems relevant. Our dividend payments may change from time to time, and we may not continue to declare dividends in the future. Also, because we are a holding company and have no direct operations, we will only be able to pay dividends from our available cash on hand and any funds we receive from our subsidiaries. Our insurance subsidiaries are subject to regulations that limit their ability to pay dividends or make loans or advances to us, principally to protect policyholders. See Note 14 of the Notes to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2018, for further information on insurance subsidiary dividends.
Past performance is not necessarily indicative, or a guarantee, of future results, and there can be no assurance that our strategies will be successful or that we will realize any of our projected financial results or other business goals. Statements preceded by, followed by or that otherwise include the words “anticipates,” “appears,” “are likely,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects” and similar expressions or future or conditional verbs such as “would,” “should,” “could,” “may,” or “will” are intended to identify forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by forward-looking statements include, without limitation, the following: adverse changes in general economic conditions, including the interest rate environment and the financial markets; risks related to the acquisition or sale of assets or businesses or the formation, termination or operation of joint ventures or other strategic alliances, including increased loan delinquencies or net charge-offs, integration or migration issues, increased costs of servicing, incomplete records, and retention of customers; our estimates of the allowance for finance receivable losses may not be adequate to absorb actual losses, causing our provision for finance receivable losses to increase, which would adversely affect our results of operations; increased levels of unemployment and personal bankruptcies; our strategy of increasing the proportion of secured loans may lead to declines in or slower growth in our personal loan receivables and portfolio yield; adverse changes in the rate at which we can collect or potentially sell our finance receivables portfolio; our decentralized branch loan approval process could expose us to greater than historical delinquencies and charge-offs; natural or accidental events such as earthquakes, hurricanes, tornadoes, fires, or floods affecting our customers, collateral, or our branches or other operating facilities; war, acts of terrorism, riots, civil disruption, pandemics, disruptions in the operation of our information systems, or other events disrupting business or commerce; a failure in or breach of our operational or security systems or infrastructure or those of third parties, including as a result of cyber-attacks; or other cyber-related incidents involving the loss, theft or unauthorized disclosure of personally identifiable information, or “PII,” of our present or former customers; our credit risk scoring models may be inadequate to properly assess the risk of customer unwillingness or lack of capacity to repay; adverse changes in our ability to attract and retain employees or key executives to support our businesses; increased competition, lack of customer responsiveness to our distribution channels, an inability to make technological improvements, and the ability of our competitors to offer a more attractive range of personal loan products than we offer; changes in federal, state or local laws, regulations, or regulatory policies and practices that adversely affect our ability to conduct business or the manner in which we are permitted to conduct business, such as licensing requirements, pricing limitations or restrictions on the method of offering products, as well as changes that may result from increased regulatory scrutiny of the sub-prime lending industry, our use of third-party vendors and real estate loan servicing, or changes in corporate or individual income tax laws or regulations, including effects of the Tax Cuts and Jobs Act; risks associated with our insurance operations, including insurance claims that exceed our expectations or insurance losses that exceed our reserves; our inability to successfully implement our growth strategy for our consumer lending business or successfully acquire portfolios of personal loans; declines in collateral values or increases in actual or projected delinquencies or net charge-offs; potential liability relating to finance receivables which we have sold or securitized or may sell or securitize in the future if it is determined that there was a non-curable breach of a representation or warranty made in connection with such transactions; the costs and effects of any actual or alleged violations of any federal, state or local laws, rules or regulations, including any associated litigation; the costs and effects of any fines, penalties, judgments, decrees, orders, inquiries, investigations, subpoenas, or enforcement or other proceedings of any governmental or quasi-governmental agency or authority and any associated litigation; our continued ability to access the capital markets and maintain adequate current sources of funds to satisfy our cash flow requirements; our ability to comply with our debt covenants; our ability to generate sufficient cash to service all of our indebtedness; any material impairment or write-down of the value of our assets; the ownership of our common stock continues to be highly concentrated, which may prevent minority stockholders from influencing significant corporate decisions and may result in conflicts of interest; the effects of any downgrade of our debt ratings by credit rating agencies, which could have a negative impact on our cost of and/or access to capital; our substantial indebtedness, which could prevent us from meeting our obligations under our debt instruments and limit our ability to react to changes in the economy or our industry or our ability to incur additional borrowings; our ability to maintain sufficient capital levels in our regulated and unregulated subsidiaries; changes in accounting standards or tax policies and practices and the application of such new standards, policies and practices; management estimates and assumptions, including estimates and assumptions about future events, may prove to be incorrect; any failure to achieve the SpringCastle Portfolio performance requirements, which could, among other things, cause us to lose our loan servicing rights over the SpringCastle Portfolio; various risks relating to continued compliance with the Settlement Agreement with the U.S. Department of Justice entered into by us and certain of our subsidiaries on November 13, 2015, in connection with the acquisition of OneMain Financial Holdings, LLC; and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis” sections of the Company’s most recent Form 10-K and Form 10-Qs filed with the SEC and in the Company’s other filings with the SEC from time to time. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. You should specifically consider the factors identified in this document and in the reports we file with the Securities and Exchange Commission, including our 2018 Annual Report on Form 10-K, that could cause actual results to differ before making an investment decision to purchase our securities and should not place undue reliance on any of our forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.
Use of Non-GAAP Financial Measures
We report the operating results of Consumer and Insurance, Acquisitions and Servicing, and Other using the Segment Accounting Basis, which (i) reflects our allocation methodologies for interest expense and operating costs, to reflect the manner in which we assess our business results and (ii) excludes the impact of applying purchase accounting (eliminates premiums/discounts on our finance receivables and long-term debt at acquisition, as well as the amortization/accretion in future periods). Consumer and Insurance adjusted pretax income (loss), Consumer and Insurance adjusted net income (loss), Consumer and Insurance adjusted earnings (loss) per diluted share, Acquisitions and Servicing adjusted pretax income (loss), and Other adjusted pretax income (loss) are key performance measures used by management in evaluating the performance of our business. Consumer and Insurance adjusted pretax income (loss), Acquisitions and Servicing adjusted pretax income (loss), and Other adjusted pretax income (loss) represent income (loss) before income taxes on a Segment Accounting Basis and excludes net losses resulting from repurchases and repayments of debt, net gain on sale of cost method investment, acquisition-related transaction and integration expenses, restructuring charges, additional net gain on sale of SpringCastle interests, net loss on sale of real estate loans, and non-cash incentive compensation expense related to the Fortress Transaction. Management believes these non-GAAP financial measures are useful in assessing the profitability of our segments and uses these non-GAAP financial measures in evaluating our operating performance and as a performance goal under the Company’s executive compensation programs. These non-GAAP financial measures should be considered supplemental to, but not as a substitute for or superior to, income (loss) before income taxes, net income, or other measures of financial performance prepared in accordance with GAAP. Reconciliations of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures are not included herein because the most directly comparable GAAP financial measures are not available on a forward‐looking basis without unreasonable effort.
About OneMain Holdings, Inc.

OneMain Financial (NYSE: OMF) has been offering responsible and transparent loans for over 100 years. With almost 1,600 locations throughout 44 states, the company is committed to helping people with their financial needs. OneMain and its 10,000 team members are dedicated to the communities where they live and work. For additional information, please visit OneMainFinancial.com.

Contacts
Investor Contact:
Kathryn Miller, 212-359-2442
Kathryn.miller@omf.com